Exhibit 3.19

Date and Time: December 2, 2010 08:56 AM Pacific Time

Ministry of Finance	Mailing Address: PO BOX 9431 Stn Prov Govt. Victoria BC V8W 9V3	Location: 2nd Floor - 940 Blanshard St. Victoria BC
BC Registry Services	www.corporateonline.gov.bc.ca	250 356-8626

Notice of Articles

BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: October 20, 2010 01:21 PM Pacific Time

Incorporation Number: BC0889626

Recognition Date and Time: Incorporated on September 3, 2010 10:25 AM Pacific Time

NOTICE OF ARTICLES

Name of Company:

BERG GENERAL PARTNER CORP.

REGISTERED OFFICE INFORMATION

Mailing Address:	Delivery Address:
#1900 - 355 BURRARD STREET VANCOUVER BC V6C 2G8 CANADA	#1900 - 355 BURRARD STREET VANCOUVER BC V6C 2G8 CANADA

RECORDS OFFICE INFORMATION

Mailing Address:	Delivery Address:
#1900 - 355 BURRARD STREET	#1900 - 355 BURRARD STREET
VANCOUVER BC V6C 2G8	VANCOUVER BC V6C 2G8
CANADA	CANADA

1

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
SAXTON, PAMELA

Mailing Address:	Delivery Address:
26 WEST DRY CREEK CIRCLE, #810	26 WEST DRY CREEK CIRCLE, #810
LITTLETON CO 80120	LITTLETON CO 80120
UNITED STATES	UNITED STATES

Last Name, First Name, Middle Name:
LOUGHREY, KEVIN

Mailing Address:	Delivery Address:
26 WEST DRY CREEK CIRCLE, #810	26 WEST DRY CREEK CIRCLE, #810
LITTLETON CO 80120	LITTLETON CO 80120
UNITED STATES	UNITED STATES

Last Name, First Name, Middle Name:
WILSON, MARK

Mailing Address:	Delivery Address:
26 WEST DRY CREEK CIRCLE, #810	26 WEST DRY CREEK CIRCLE, #810
LITTLETON CO 80120	LITTLETON CO 80120
UNITED STATES	UNITED STATES

Last Name, First Name, Middle Name:
SHELLHAAS, S. SCOTT

Mailing Address:	Delivery Address:
26 WEST DRY CREEK CIRCLE, #810	26 WEST DRY CREEK CIRCLE, #810
LITTLETON CO 80120	LITTLETON CO 80120
UNITED STATES	UNITED STATES

AUTHORIZED SHARE STRUCTURE

1. No Maximum	COMMON Shares	Without Par Value

With Special Rights or Restrictions attached

2

Ministry of Finance	Mailing Address: PO BOX 9431 Stn Prov Govt. Victoria BC V8W 9V3	Location: 2nd Floor - 940 Blanshard St. Victoria BC
BC Registry Services	www.corporateonline.gov.bc.ca	250 356-8626

Incorporation Application FORM 1 BUSINESS CORPORATIONS ACT Section 10	CERTIFIED COPY Of a Document filed with the Province of British Columbia Registrar of Companies

RON TOWNSHEND September 3, 2010

FILING DETAILS:	Incorporation Application for:
BERG GENERAL PARTNER CORP.

Incorporation Number: BC0889626

Filed Date and Time:	September 3, 2010 10:25 AM Pacific Time

Recognition Date	Incorporated on September 3, 2010 10:25 AM Pacific Time
and Time:

INCORPORATION APPLICATION

Name Reservation Number:	Name Reserved:
NR1791898	BERG GENERAL PARTNER CORP.

INCORPORATION EFFECTIVE DATE:
The incorporation is to take effect at the time that this application is filed with the Registrar.

INCORPORATOR INFORMATION

Corporation or Firm Name:	Mailing Address:
GOODMANS	#1900 - 355 BURRARD STREET
VANCOUVER BC V6C 2G8
CANADA

COMPLETING PARTY

Last Name, First Name, Middle Name:	Mailing Address:
CHINN, LINDA S.	#1900 - 355 BURRARD STREET
VANCOUVER BC V6C 2G8
CANADA

Completing Party Statement

I, LINDA S. CHINN, the completing party, have examined the articles and the incorporation agreement applicable to the company that is to be incorporated by the filing of the Incorporation Application and confirm that:

a)              the Articles and the Incorporation Agreement both contain a signature line for each person identified as an incorporator in the Incorporation Application with the name of that person set out legibly under the signature lines,

b)             an original signature has been placed on each of those signature lines, and

c)              I have no reason to believe that the signature placed on a signature line is not the signature of the person whose name is set out under that signature line.

NOTICE OF ARTICLES

Name of Company:

BERG GENERAL PARTNER CORP.

REGISTERED OFFICE INFORMATION

Mailing Address:	Delivery Address:
#1900 - 355 BURRARD STREET	#1900 - 355 BURRARD STREET
VANCOUVER BC V6C 2G8	VANCOUVER BC V6C 2G8
CANADA	CANADA

RECORDS OFFICE INFORMATION

Mailing Address:	Delivery Address:
#1900 - 355 BURRARD STREET	#1900 - 355 BURRARD STREET
VANCOUVER BC V6C 2G8	VANCOUVER BC V6C 2G8
CANADA	CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
MARSHALL, PETER

Mailing Address:	Delivery Address:
12313 SKILLEN STREET	#1500 - 999 WEST HASTINGS STREET
MAPLE RIDGE BC V4R 2M5	VANCOUVER BC V6C 2W2
CANADA	CANADA

Last Name, First Name, Middle Name:
PEASE, ROBERT

Mailing Address:	Delivery Address:
13706 20A AVENUE	1500 - 999 WEST HASTINGS STREET
SURREY BC V4A 9V7	VANCOUVER BC V6C 2W2
CANADA	CANADA

Last Name, First Name, Middle Name:
HUXHAM, BASIL

Mailing Address:	Delivery Address:
R.R. 1, R55	#1500 - 999 WEST HASTINGS STREET
BOWEN ISLAND BC V0N 1G0	VANCOUVER BC V6C 2W2
CANADA	CANADA

AUTHORIZED SHARE STRUCTURE

1. No Maximum	COMMON Shares	Without Par Value

With Special Rights or Restrictions attached